                        WFS FINANCIAL 2000-B OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 2000
                    for Distribution Date of August 20, 2000



===================================================================================================================================
===================================================================================================================================


COLLECTIONS
                                                                                                                    DOLLARS
Payments received                                                                                               115,240,553.09
                           Plus:
                                 Servicer Advances                                                977,616.51
                                 Reimbursement of holds                                           375,683.66
                                                                                              --------------
                                                                                                                  1,353,300.17
                           Less:
                                 Reimbursement Advances
                                 Funds deposited in Holds Account                               (303,834.63)
                                                                                                (856,335.71)
                                                                                              --------------
                                                                                                                 (1,160,170.34)
                                                                                                                 --------------

Total Funds Available for Distribution                                                                           115,433,682.92
                                                                                                                 ==============
                                                                                                                 ==============



DISTRIBUTIONS


                           Servicing Fee                                                       3,035,602.00
                           Trustee and Other Fees                                                352,000.00
                           Other Miscellaneous Payments                                          320,062.50
                                                                                             --------------
                                                                                                                  3,707,664.50

                           Note Interest Distributable Amount - Class A-1      2,829,645.00
                           Note Interest Distributable Amount - Class A-2      4,550,000.00
                           Note Interest Distributable Amount - Class A-3      5,580,000.00
                           Note Interest Distributable Amount - Class A-4      2,892,088.89
                                                                             --------------

                               Total Note Interest Distributable Amount       15,851,733.89

                           B-1 Note Interest Distributable Amount                992,322.22
                                                                             --------------

Total Interest Distribution                                                                  16,844,056.11



                           Note Principal Distributable Amount - Class A-1    81,070,157.15

                           Note Principal Distributable Amount -
                               Class A-2 thru A-4                                      0.00

                           B-1 Note Principal Distributable Amount                     0.00
                                                                             --------------

Total Principal Distribution                                                                81,070,157.15
                                                                                           --------------

Total Principal and Interest Distribution                                                                       97,914,213.26

                           Spread Account Deposit                                                               13,811,805.16


Total Distributions                                                                                            115,433,682.92

===================================================================================================================================
===================================================================================================================================
                                                                                                              ==============
                                                                                                               ==============

                        WFS FINANCIAL 2000-B OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 2000
                    for Distribution Date of August 20, 2000



===================================================================================================================================
===================================================================================================================================


 PORTFOLIO DATA:
                                                                        # of loans
       Beginning Security Balance                                           72,213                            1,000,000,000.00

           Less:            Scheduled Principal Balance                          0       (39,120,958.80)
                            Full Prepayments                                (3,117)      (38,072,611.24)
                            Partial Prepayments                                  0                 0.00
                            Liquidations                                      (304)       (3,876,587.11)
                                                                                      ------------------
                                                                                                                (81,070,157.15)
                                                                                                           --------------------
       Ending Security Balance                                              68,792                              918,929,842.85

 OTHER RELATED INFORMATION:

 Spread Account:

                            Beginning Balance                                             30,000,000.00
                                  Deposits                                                13,811,805.16
                                  Reductions                                                       0.00
                                                                                      ------------------
                            Ending Balance                                                                       43,811,805.16

                            Beginning  Initial Deposit Repayment                          30,000,000.00
                                  Repayments                                                       0.00
                                                                                      ------------------
                            Ending Initial Deposit Repayment                                                     30,000,000.00

 Modified Accounts:
                            Principal Balance                                                     0.00%                   0.00
                            Scheduled Balance                                                     0.00%                   0.00

 Servicer Advances
                            Beginning Unreimbursed Advances:                                       0.00
                            New Advances                                                     977,616.51
                            Advances Reimbursed                                             (303,834.63)
                                                                                      ------------------
                            Ending Unreimbursed Advances:                                                           673,781.88

 Holding Account:
                            Beginning Balance                                                      0.00
                            Funds Deposited                                                  856,335.71
                            Withdrawal to Collection Account                                (375,683.66)
                                                                                      ------------------
                            Ending Balance                                                                          480,652.05

 Net Charge-Off Data:                                                   # of loans
                            Charge-Offs                                        216         1,104,875.03
                            Recoveries                                         (89)         (198,017.73)
                                                                                      ------------------
                            Net Charge-Offs                                    127                                  906,857.30

 Delinquencies ( P&I):                                                  # of loans
       30-59 Days                                                            1,014        12,306,091.38
       60-89 Days                                                              251         2,879,148.21
       90-119 Days                                                              70           799,779.98
       120 days and over                                                         2            33,464.24




 Repossessions                                                                  44           333,000.83

 Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the             0                                        0.00
       Sale and Servicing Agreement

 Charge-Off Percentage                                                                                                   1.78%
 Delinquency Percentage                                                                                                  0.32%

 WAC                                                                                                                  14.8250%
 WAM                                                                                                                    56.664
===================================================================================================================================
===================================================================================================================================


                        WFS FINANCIAL 2000-B OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 2000
                    for Distribution Date of August 20, 2000



===================================================================================================================================
===================================================================================================================================
                                  BEGINNING                       PRIOR      CURRENT                    REMAINING          TOTAL
                  ORIGINAL       OUTSTANDING                    PRINCIPAL   PRINCIPAL                  OUTSTANDING       PRINCIPAL
                 PRINCIPAL        PRINCIPAL       PRINCIPAL     CARRYOVER   CARRYOVER    PRINCIPAL      PRINCIPAL      AND INTEREST
  CLASSES         BALANCE          BALANCE      DISTRIBUTABLE   SHORTFALL   SHORTFALL   DISTRIBUTION     BALANCE       DISTRIBUTION
===================================================================================================================================
===================================================================================================================================

    A-1       182,000,000.00   182,000,000.00   81,070,157.15      0.00        0.00   81,070,157.15   100,929,842.85  83,899,802.15


    A-2       273,000,000.00   273,000,000.00            0.00      0.00        0.00            0.00   273,000,000.00   4,550,000.00


    A-3       324,000,000.00   324,000,000.00            0.00      0.00        0.00            0.00   324,000,000.00   5,580,000.00


    A-4       166,000,000.00   166,000,000.00            0.00      0.00        0.00            0.00   166,000,000.00   2,892,088.89


Certificate    55,000,000.00    55,000,000.00            0.00      0.00        0.00            0.00    55,000,000.00     992,322.22






===================================================================================================================================
===================================================================================================================================

  TOTAL     1,000,000,000.00 1,000,000,000.00    81,070,157.15     0.00        0.00   81,070,157.15   918,929,842.85  97,914,213.26

===================================================================================================================================
===================================================================================================================================


===================================================================================================================================
===================================================================================================================================
                                      PRIOR     CURRENT
                                     INTEREST  INTEREST                                     DEFICIENCY              POLICY
     NOTE  INTEREST   CALCULATED    CARRYOVER  CARRYOVER    INTEREST                          CLAIM                  CLAIM
   CLASSES   RATE      INTEREST     SHORTFALL  SHORTFALL  DISTRIBUTION                        AMOUNT                AMOUNT
===================================================================================================================================
===================================================================================================================================


     A-1    6.910%   2,829,645.00      0.00     0.00      2,829,645.00                        0.00                   0.00

     A-2    7.500%   4,550,000.00      0.00     0.00      4,550,000.00                        0.00                   0.00

     A-3    7.750%   5,580,000.00      0.00     0.00      5,580,000.00                        0.00                   0.00

     A-4    7.840%   2,892,088.89      0.00     0.00      2,892,088.89                        0.00                   0.00

     B-1    8.119%     992,322.22      0.00     0.00        992,322.22                        0.00                   0.00








                                                                         ==========================================================
                                                                         ==========================================================

                                                                                              0.00                   0.00

                                                                         ==========================================================
                                                                         ==========================================================

                                                                         ==========================================================
                                                                         ==========================================================

                                                                                   Note Percentage                      100.000000%

======================================================================
======================================================================
                                                                                Certificate Percentage                    0.000000%
 TOTAL              16,844,056.11      0.00     0.00     16,844,056.11

===================================================================================================================================
===================================================================================================================================